EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Components of the numerator for the calculation of basic and diluted earnings per share
The components of the numerator and the denominator in the calculation of basic and diluted earnings per share are as follows:

(in thousands of $)	2016	2015	2014
Net income from continuing operations after non-controlling interest	117,010	255,325	137,414
Net (loss) income from discontinued operations after non-controlling interest	—	(100,701)	12,055
Net income attributable to the Company	117,010	154,624	149,469

(in thousands)	2016	2015	2014
Weighted average number of ordinary shares	156,973	120,082	125,189

The weighted average numbers of shares outstanding have been adjusted for the reverse business acquisition of the Company by Frontline 2012 and the 1-for-5 reverse share split that was effected in February 2016.